UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

BOLT TECHNOLOGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOLT TECHNOLOGY CORPORATION
Four Duke Place
Norwalk, Connecticut 06854
(203) 853-0700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 26, 2002

To the Stockholders of Bolt Technology Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BOLT TECHNOLOGY CORPORATION, a Connecticut corporation (the “Company”), will be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 26, 2002, at 10:00 A.M., Eastern Standard Time, for the following purposes:

1.  To elect six directors of the Company, three directors to hold office for a term of three years, one director to hold office for a term of two years and two directors to hold office for a term of one year, and in each case to serve until their successors are duly elected and shall qualify.

2.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 18, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY AT THEIR EARLIEST CONVENIENCE, EVEN IF THEY PLAN TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

JOSEPH MAYERICK, JR.,
Secretary

Dated: October 25, 2002

BOLT TECHNOLOGY CORPORATION
Four Duke Place
Norwalk, Connecticut 06854
(203) 853-0700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 26, 2002

The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Bolt Technology Corporation (the “Company”) to be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 26, 2002, at 10:00 A.M., Eastern Standard Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement, Notice of Annual Meeting and accompanying proxy card will be first given or mailed to stockholders is October 25, 2002.

Only stockholders of record of the Company’s Common Stock, without par value (the “Common Stock”), at the close of business on October 18, 2002 are entitled to notice of, and to vote the shares of Common Stock held by them on that date at the Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournments or postponements thereof. On that date, there were issued and outstanding 5,414,357 shares of Common Stock, the holders of which are entitled to one vote per share on all matters.

A quorum for the Annual Meeting of Stockholders shall consist of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy.

Any stockholder giving a proxy is empowered to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder may still attend the meeting and vote in person, regardless of whether he has previously given a proxy, but presence at the meeting will not revoke his proxy unless such stockholder votes in person.

If the accompanying proxy card is properly completed, signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein.

Unless contrary instructions are given, the persons designated as proxies in the proxy card will vote (i) FOR the slate of nominees proposed by the Board of Directors, and (ii) with regard to all other matters which may be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxies.

Votes withheld, abstentions and broker non-votes (shares held by brokers or nominees which are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner) will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Directors will be elected by a plurality of votes present, in person or by proxy, at the Annual Meeting. All other matters which properly come before the Annual Meeting will be approved if the votes cast in favor of the matter exceed the votes cast in opposition to the matter. Votes withheld, abstentions and broker non-votes are not counted as a vote “in favor” or a vote “against” the election of any director or any other such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities. There is no person known to the Company or its management who beneficially owned more than five percent of any class of the Company’s voting securities as of October 18, 2002.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth all equity securities of the Company beneficially owned as of October 18, 2002 by (i) each director and nominee, (ii) each executive officer named in the Summary Compensation Table below, and (iii) all directors and executive officers as a group. Except as otherwise indicated, all beneficial ownership reflected in the table represents sole voting and investment power as to the shares of Common Stock listed.

Name	Shares of Common Stock Owned(1)		Options Exercisable(2)	Total	Percent of Total Class(3)
Kevin M. Conlisk	9,500		3,000	12,500	*
Joseph Espeso	31,400		3,000	34,400	*
Michael H. Flynn	1,000		—	1,000	*
George R. Kabureck	1,000		—	1,000	*
John H. Larson	21,200		3,750	24,950	*
Joseph Mayerick, Jr.	56,830	(4)	30,000	86,830	1.6
Daniel K. McConlogue	—		—	—	—
Gerald H. Shaff	139,000		—	139,000	2.5
Gerald A. Smith	39,250		3,000	42,250	*
Raymond M. Soto	188,210		40,000	228,210	4.2
All Executive Officers and Directors as a Group	487,390		82,750	570,140	10.4

*	Less than 1% of the Company’s outstanding Common Stock.
(1)
Includes 3,000 shares, 700 shares, 5,000 shares, 2,000 shares, 25,000 shares and 1,875 shares held by the wives of Messrs. Conlisk, Espeso, Larson, Shaff, Smith and Soto, respectively, or an aggregate of 37,575 shares owned by the wives of all directors and officers as a group, as to which such directors and officers disclaim beneficial ownership.

(2)	Represents shares subject to stock options granted under the Company’s stock option plan which officers and directors may acquire within 60 days upon exercise of stock options.
(3)
The percentages represent the total of shares listed in columns (1) and (2) divided by the issued and outstanding shares of Common Stock as of October 18, 2002 plus all stock options granted to the individual or group, as appropriate, under the Company’s stock option plan, which officers and directors may acquire within 60 days.

(4)	Represents shared voting power with a family member.

ELECTION OF DIRECTORS

In accordance with the Company’s Certificate of Incorporation and By-Laws, the Board of Directors is divided into three classes, with the directors in each class elected at successive annual meetings for three-year terms. The Company’s Board currently consists of nine members, all of whom are elected by the holders of the Common Stock.

The three directors whose terms are expiring at the Annual Meeting are Kevin M. Conlisk, Joseph Mayerick, Jr. and Gerald A. Smith. All three of these directors have been nominated by the Board of Directors to stand for election at the Annual Meeting in the class of directors whose term expires at the Company’s Annual Meeting of Stockholders in 2005. Mr. Conlisk has served as a director of the Company since 1996; Messrs. Mayerick and Smith have served as directors of the Company since 1993.

In fiscal year 2002, Stephen Chelminski, whose term was to expire in 2003, resigned from the Board of Directors. In accordance with the Company’s By-Laws, the Board subsequently increased its size by one and elected two independent directors, Michael H. Flynn and George R. Kabureck, to fill the vacancies created by Mr. Chelminski’s resignation and the increase in the number of directors. Both directors were elected to the class whose term expires in 2003 to cause the number of directors in each class to be as equal as possible. The Board of Directors has nominated Messrs. Flynn and Kabureck for election as directors of the Company at the Annual Meeting in the class of directors whose term expires at the Company’s Annual Meeting of Stockholders in 2003.

In addition, in accordance with his previous advice to the Board of Directors that he might retire prior to expiration of his term in 2004, John H. Larson has advised the Board that he will resign from the Board of Directors as of November 26, 2002. To fill the vacancy that will be created by Mr. Larson’s resignation, the Board of Directors has nominated Daniel K. McConlogue for election as a director of the Company at the Annual Meeting in the class of directors whose term expires at the Company’s Annual Meeting of Stockholders in 2004. If elected, Mr. McConlogue would also be an independent director.

The Board of Directors has desired to increase the number of independent directors of which it is comprised and is pleased to nominate Messrs. Flynn, Kabureck and McConlogue for election at the Annual Meeting in furtherance of this objective.

At the Annual Meeting, the accompanying proxy, if properly completed, executed and returned, will be voted (absent contrary instructions) in favor of electing these six nominees as directors. Should any one or all of these nominees become unable to accept nomination or election, which the Board of Directors has no reason to believe will be the case, the persons named in the enclosed form of proxy will vote for the election of such person or persons as the Board of Directors may nominate. The other persons listed below will continue in office as directors until the expiration of their terms and until their successors are duly elected and shall qualify.

The Board of Directors recommends a vote “FOR” the slate of nominees described below.

The following table sets forth the name, age and principal occupation for the past five years of, and certain other information for, each of the nominees for election as a director and each of the incumbent directors of the Company.

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since

Nominees for Term Expiring in 2005:

Kevin M. Conlisk, 57, Director	A Principal and Chief Financial Officer of Alinabal Holdings Corporation, a diversified manufacturer of industrial products, for more than five years.	1996

Joseph Mayerick, Jr., 60, Senior Vice President—Marketing, Secretary and Director	Senior Vice President—Marketing of the Company for more than five years.	1993

Gerald A. Smith, 56, Director	President of Integrated Loan Services, Inc., a wholly-owned subsidiary of Fiserv, Inc., an independent, full service provider of integrated data processing and information management systems to the financial industry, for more than five years.	1993

Directors and Nominees for Term Expiring in 2004:

A. Nominee for Election at Annual Meeting:

Daniel K. McConlogue, 51, Nominee	Founder and President of Eleven O’Clock Associates, LLC, a registered investment advisory firm, for more than five years.	—

B. Incumbent Directors:

Joseph Espeso, 60, Senior Vice President—Finance, Chief Financial Officer and Director	Senior Vice President—Finance and Chief Financial Officer of the Company since October 2001. Prior to October 2001, Vice President of the U.S. Group of BNP Paribas for more than five years.	1999

Gerald H. Shaff, 69, Director	President and Chief Executive Officer of Custom Products Corporation, a wholly owned subsidiary of the Company, for more than five years.	1998

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since

Directors and Nominees for Term Expiring in 2003:

A. Nominees for Election at Annual Meeting :

Michael H. Flynn, 64, Director	President of Associated Community Bancorp, Inc. and Chairman of its subsidiary, Westport National Bank, since 2002. President and Chief Executive Officer of Westport National Bank since 1997.	2002

George R. Kabureck, 63, Director	Senior Vice President—Administration of Norwalk Hospital for more than five years until retiring in September 2001.	2002

B. Incumbent Director:

Raymond M. Soto, 63, Chairman, President, Chief Executive Officer and Director	Chairman, President and Chief Executive Officer of the Company for more than five years.	1979

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

Information on Committees of the Board of Directors

During the fiscal year ended June 30, 2002, the Board of Directors held eight Board meetings and four Committee meetings. No director attended fewer than 75% of the total number of meetings of the Board and of the Committees of which he is a member.

The standing committees of the Board of Directors are the Executive Compensation Committee and the Audit Committee. In lieu of a Nominating Committee, the Board of Directors selects the nominees for election as directors.

The Executive Compensation Committee oversees the Company’s executive compensation programs and establishes its executive compensation policies. During fiscal 2002, the members of the Executive Compensation Committee were Gerald A. Smith (Chairman), Kevin M. Conlisk, John H. Larson and, as of May 2002, George R. Kabureck. Mr. Soto, the Company’s Chairman, President and Chief Executive Officer, participates in deliberations of the Executive Compensation Committee concerning executive officer compensation. The Executive Compensation Committee held one meeting during fiscal 2002.

The Audit Committee is a committee of the Board of Directors which reviews and discusses the plan for and the results of the annual audit with the Company’s independent auditors and approves non-audit services provided by them. The Audit Committee also reviews the Company’s internal controls and accounting system. In addition, the Audit Committee makes recommendations to the Board concerning the selection of the independent auditors. During fiscal 2002, the members of the Audit Committee were Kevin M. Conlisk (Chairman), John H. Larson, Gerald A. Smith and, as of May 2002, George R. Kabureck, each of whom is “independent” as defined in the American Stock Exchange Listing Standards, Policies and Requirements. The Audit Committee met three times during fiscal 2002. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was annexed as Appendix A to the Company’s Proxy Statement for the 2001 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for the fiscal year ended June 30, 2002 with management and Deloitte & Touche LLP, the Company’s independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed the independent accountants’ independence with the independent accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2002 filed with the Securities and Exchange Commission.

The Audit Committee also reviewed the fees paid to Deloitte & Touche LLP during fiscal year 2002 and determined that the services provided by Deloitte & Touche LLP are compatible with maintaining its independence.

Audit Committee

Kevin M. Conlisk
George R. Kabureck
John H. Larson
Gerald A. Smith

MANAGEMENT

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Position
Raymond M. Soto	Chairman of the Board, President, Chief Executive Officer and Director
Joseph Espeso	Senior Vice President—Finance, Chief Financial Officer and Director
Joseph Mayerick, Jr.	Senior Vice President—Marketing, Secretary and Director
Kevin M. Conlisk	Director(1)(2)
Michael H. Flynn	Director
George R. Kabureck	Director(1)(2)
John H. Larson	Director(1)(2)
Gerald H. Shaff	Director
Gerald A. Smith	Director(1)(2)

(1)	Member of the Audit Committee.
(2)	Member of the Executive Compensation Committee.

See “Election of Directors” for biographies relating to Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the acquisition of Custom Products Corporation in January 1998, the Company paid $4,971,000 in cash and 135,000 shares of the Company’s Common Stock to Mr. Shaff. In addition, the Company agreed to pay additional contingent consideration to Mr. Shaff based upon the future sales growth of Custom Products Corporation. To induce Mr. Shaff to enter into an employment agreement with the Company, the Company agreed to nominate Mr. Shaff as a Director of the Company during the term of the employment agreement. The employment agreement terminates on December 31, 2002 or on such earlier date as Mr. Shaff dies, becomes permanently disabled or is terminated for cause. The employment agreement provides for a salary of not less than $150,000 per year. For the fiscal year ended June 30, 2002, Mr. Shaff was paid a salary of $150,000 under his employment agreement and received a $3,173 matching contribution paid to his account under the Company’s 401(k) Savings Plan.

In fiscal year 2002, Mr. Soto paid to or on behalf of the Company an aggregate of approximately $187,000 as reimbursement of personal expenses (approximately $26,500), liquidation of an account receivable previously maintained by the Company (approximately $62,300) and certain legal and accounting services rendered to the Company which Mr. Soto agreed to pay (approximately $98,200).

Mr. Chelminski, who resigned from the Board of Directors in November 2001, was paid $45,000 for his continuing services as the Company’s Director of Special Research and Development Projects for the year ended June 30, 2002.

EXECUTIVE COMPENSATION

The following table sets forth, for the Company’s last three fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company’s Chief Executive Officer and each of the Company’s other executive officers who had earned qualifying compensation in excess of $100,000:

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Compensation($)	Stock Options Awards(#)	All Other Compensation($)(1)(2)(3)
Raymond M. Soto Chairman, President and Chief Executive Officer	2002 2001 2000	$269,370 250,044 238,140	$250,000 — —	$ (5) 36,062(4) 35,103(4)	— — —	$45,651 42,498 36,545

Joseph Espeso Senior Vice President— Finance and Chief Financial Officer	2002	131,730	55,000	(5)	—	8,259	(6)

Joseph Mayerick, Jr. Senior Vice President— Marketing and Secretary	2002 2001 2000	174,650 165,846 162,000	75,000 10,000 —	(5) (5) (5)	— — —	19,080 20,573 17,573

(1)
Includes matching contribution paid by the Company under the Company’s 401(k) Savings Plan. The matching contribution made to the executive officer’s account for fiscal year 2002 was as follows: Mr. Soto, $4,816 and Mr. Espeso, $1,212. Mr. Mayerick did not participate in the savings plan.

(2)
Includes the value of Company-paid whole life insurance policies on Messrs. Soto and Mayerick. The named executive has the right to designate the beneficiary and in the event of termination of employment, for any reason, ownership of the policy transfers to the named executive. The value of this benefit in fiscal year 2002 was $35,708 for Mr. Soto and $17,573 for Mr. Mayerick.

(3)	Includes reimbursement for medical expenses in fiscal year 2002 in the amount of $5,127 for Mr. Soto, $1,507 for Mr. Mayerick and $47 for Mr. Espeso.
(4)	Includes for fiscal years 2001 and 2000, respectively, country club membership fees of $13,130 and $15,219, and payments related to Company-provided automobiles of $22,932 and $19,884.
(5)	Perquisites that do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for a named executive officer have been omitted.
(6)	Includes $7,000 in directors fees paid to Mr. Espeso prior to his joining the Company as Senior Vice President-Finance and Chief Financial Officer in October 2001.

Employment Agreement

The Company has an employment agreement through June 30, 2005, subject to extension, with Mr. Soto. The agreement provides for, among other things, a current base annual salary of $275,940 for fiscal year 2003, subject to adjustment and a discretionary bonus to be determined from time-to-time by the Board of Directors. Pursuant to the employment agreement, the Company must also maintain a life insurance policy for the benefit of Mr. Soto. The employment agreement will terminate in the event of Mr. Soto’s death and may be terminated by the Company in the event of Mr. Soto’s disability or for cause (as defined therein). Mr. Soto may terminate his employment for Good Reason, which includes (i) certain changes in Mr. Soto’s duties and responsibilities; (ii) the relocation of Mr. Soto’s principal place of employment; or (iii) the occurrence of a “defined corporate change,” as defined in the employment agreement. If Mr. Soto terminates his employment for Good Reason, he will be entitled to receive all sums which would have become payable to him under the employment agreement during the three-year period following the date of such termination. This sum includes base salary and a performance bonus based on the average of the three highest such bonuses paid during the five fiscal years preceding the date of termination.

Severance Compensation Plan

The Company has a Severance Compensation Plan which provides for special severance benefits to employees designated by the Board in the event of their termination, for whatever reason, during the 24-month period following (i) a change of control of the Company, including the acquisition by any person or group of beneficial ownership of 30% of the Company’s outstanding shares, or a change in the composition of the Board during any two-year period resulting in a majority turnover where election or nomination of the new directors was not approved by at least two-thirds of the directors then in office who were directors at the beginning of such period, or (ii) approval by the Company’s stockholders of (A) the Company’s merger or consolidation where the Company is not the surviving corporation or (B) the Company’s sale or disposal of all or substantially all of the Company’s assets (including a plan of liquidation). The benefit, which is payable within ten days of termination of employment, shall (as pre-designated by the Board) equal two or three times (i) current base salary, (ii) the average of such employee’s bonuses in the three highest years during the five-year period prior to termination, and (iii) certain annual medical insurance premiums; provided, however, such total amount may not exceed the maximum amount that may be paid without incurring the adverse tax consequences imposed upon such benefits by the Internal Revenue Code. In certain circumstances, the Severance Compensation Plan may be amended or terminated by the Board. In fiscal 2002, four key employees, including Messrs. Espeso and Mayerick, participated in this plan.

Directors’ Compensation

In fiscal year 2002, non-employee directors received an annual director’s fee of $5,000, a fee of $1,000 for attendance at each meeting of the Board of Directors and a fee of $500 for each committee meeting attended. Directors who are also employees of the Company receive no additional compensation for their service as a director.

Under the Bolt Technology Corporation 1993 Stock Option Plan, each non-employee director, when elected a director by the stockholders, receives an option to purchase 3,000 shares of the Common Stock of the Company subject to the terms and conditions of the Plan.

Option Grants in the Last Fiscal Year

The Company did not grant options to the Chief Executive Officer or the other named executive officers in the 2002 fiscal year.

Stock Option Exercises and Holdings

The following table sets forth information related to stock options exercised by the Chief Executive Officer and the other executive officers named in the Summary Compensation Table above during fiscal 2002, and the number and value of unexercised options held by such individuals at June 30, 2002.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Number of Shares Acquired on Exercise	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Raymond M. Soto	4,000	$19,800	40,000	—	—	—
Joseph Espeso	—	—	3,000	—	—	—
Joseph Mayerick, Jr.	—	—	30,000	—	—	—

(1)
Based upon the market price of a share of Common Stock on June 30, 2002 of $4.05 per share, the exercise prices of unexercised options as of that date exceeded the market price of a share at that date.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP, independent accountants, were selected by the Board of Directors in November 2001 to serve as the Company’s independent accountants for the fiscal year ended June 30, 2002. The Board selects the Company’s independent accountants upon recommendation of the Audit Committee. The Audit Committee is expected to make its recommendation for the year ending June 30, 2003 no later than March 2003.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements for the fiscal year ended June 30, 2002 and for the review of the financial statements included in the Company’s Forms 10-Q for the fiscal year ended June 30, 2002 were approximately $129,000.

Financial Information Systems Design and Implementation Fees

During fiscal year 2002, Deloitte & Touche LLP did not provide the Company with any professional services for financial information systems design and implementation.

All Other Fees

During fiscal year 2002, Deloitte & Touche LLP billed the Company fees in the amount of $55,500 for non-audit services rendered in fiscal year 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), requires the Company’s executive officers and directors, and persons owning more than 10% of the Company’s Common Stock (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of copies of these filings received by the Company and written representations, the Company believes that such Reporting Persons complied with all Section 16(a) filing requirements applicable to Reporting Persons during the fiscal year ended June 30, 2002.

STOCKHOLDERS’ PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement and form of proxy for next year’s Annual Meeting of Stockholders, any proposals by stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received at the Company’s offices at Four Duke Place, Norwalk, Connecticut 06854 on or before June 27, 2003.

In addition, if a stockholder intends to present a proposal at the Company’s 2003 Annual Meeting of Stockholders without inclusion of that proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before September 10, 2003, proxies solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal at the meeting.

OTHER MATTERS

The Board of Directors does not know of any matters that may come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. However, if any other matters properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone, telex or facsimile, by regular employees of the Company or others affiliated with the Company. The Company will not pay compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending or forwarding proxy material to principals in obtaining their proxies.

All stockholders are urged to execute, date and return promptly the enclosed form of proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.

By Order of the Board of Directors

JOSEPH MAYERICK, JR.
Secretary

Norwalk, Connecticut
Dated: October 25, 2002

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BOLT TECHNOLOGY CORPORATION

The undersigned hereby appoints Raymond M. Soto and Joseph Mayerick, Jr. proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Bolt Technology Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held November 26, 2002 or any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS SET FORTH ON THE REVERSE SIDE.

(Continued, and to be marked, dated and signed, on the reverse side)

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ñ  FOLD AND DETACH HERE  ñ

BOLT TECHNOLOGY CORPORATION	Annual Meeting of Stockholders November 26, 2002 at 10:00 a.m. The Norwalk Inn & Conference Center 99 East Avenue Norwalk, Connecticut

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.	Please mark your votes as indicated in this example	☒

Item 1 — ELECTION OF DIRECTORS
         Nominees:
         Class whose term expires in 2005:
         01  Kevin M. Conlisk
         02  Joseph Mayerick, Jr.
         03  Gerald A. Smith

         Class whose term expires in 2004:
         04  Daniel K. McConlogue

         Class whose term expires in 2003:
         05  Michael H. Flynn
         06  George R. Kabureck
FOR ☐	WITHHELD FOR ALL ☐	Item 2 — To transact in their discretion such other business as may properly come before the meeting, or any adjournment or postponement thereof.

WITHHELD FOR: (Write name(s) of nominee(s) below.)

Signature                                                            Signature                                                        Date
NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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ñ  FOLD AND DETACH HERE  ñ

Admission Ticket

Annual Meeting
of
BOLT TECHNOLOGY CORPORATION
Tuesday, November 26, 2002
10:00 a.m.
The Norwalk Inn & Conference Center
99 East Avenue
Norwalk, Connecticut